Property and Equipment	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and Equipment

3.	Property and Equipment

Property and equipment consist of the following (in thousands):

	As of December 31,
	2022	2021

Leasehold improvements	$261	$130
Office equipment	114	64
Tools and plant equipment	2,354	830
Vehicles	70	59

Less—Accumulated depreciation	(358)	(103)
Property and equipment, net	$2,441	$980

Depreciation expense for the years ended December 31, 2022, and December 31, 2021, were $348 thousand and $89 thousand, respectively. Property and equipment include tools and plant equipment obtained under capital lease in the amount of $232 thousand. The equipment is being depreciated over 5 years. The capital lease was entered into on July 1, 2022, and is payable over 18 months at 7% interest with monthly installments of $14 thousand. The company had an outstanding balance of $157 thousand on the capital lease at December 31, 2022